WILLIS GROUP HOLDINGS Fact Book Fourth Quarter 2012 March 2013 EXHIBIT 99.1

North America 38%
International 30%
Global 32%

Willis

2012 C&F: $3.46 billion
Willis: A leading global insurance broker
Willis Subsidiaries and Associates
Willis Global Franchise
2012 Commissions and Fees by Segment
Broad range of professional insurance, reinsurance, risk management, financial and human resource consulting and actuarial services
Global distribution capabilities to meet risk management needs of middle market and large multinational clients
More than 400 offices in 120 countries, with over 17,000 employees
Strong sales culture and relentless focus on cost control

Summary Q4 2012 financial results
Q4 2012 Q4 2011 FY 2012 FY 2011
Organic
commission
and fee growth
7.5% (2.3)% 3.1% 1.8%
Reported
operating
margin
(89.0)% 9.9% (6.0)% 16.4%
Adjusted
operating
margin
19.1% 18.7% 21.6% 22.5%
Reported EPS $(4.65) $0.14 $(2.58) $1.15
Adjusted EPS $0.45 $0.45 $2.58 $2.74
See important disclosures regarding Non-GAAP measures starting on page 18

Organic Q4 2012 commissions and fees growth
Q4 2012 Q4 2011
Global 11.6% 6.3%
North America 5.0% (9.4)%
International 7.4% 2.2%
Willis Group
7.5% (2.3)%
Growth across all segments
Global
Growth in all Global businesses; strong
new business at Willis Faber & Dumas;
solid growth in Global Specialties and
Reinsurance; WCM&A closed delayed
deals
North America
Best quarter since 2006; growth in all
geographic regions; improvement in
construction business
International
Growth in all regions except
Australasia; double-digit growth in
Latin America, mid-single digit growth
in Europe, and continued improvement
in UK
See important disclosures regarding Non-GAAP measures starting on page 18

Reported operating margin (89.0)%; 19.1% adjusted operating margin
Adjusted operating margin up 40 bps from prior year quarter, primarily driven by:
Higher commissions and fees
Reduction in other operating expenses
Partially offset by higher salaries and benefits and lower investment income
Reported EPS  of $(4.65); Adjusted EPS of $0.45
Flat to prior year
Positive $0.01 impact from foreign exchange
Q4 2012 impacted by significant charges:
$200 million write-off of unamortized cash retention awards
$252 million accrual of 2012 cash bonuses
$492 million North America segment goodwill impairment
$113 deferred tax valuation allowance
See important disclosures regarding Non-GAAP measures starting on page 18

Q4 2012 financial results

3%
0%
4%
-1%
2%
-2%
4%
-1%
2%
2%
3%
4%
2007
2008
2009
2010
2011
2012
Willis
Peer Average

Willis

Note: Peer averages are based on Willis estimates using public information regarding insurance brokerage operations of AJG, AON, BRO, MMC
See important disclosures regarding Non-GAAP measures starting on page 18

Track record of organic commission and fee growth
Average 2007 – 2012 Willis  3% Peers  0%

24%
19%
21%
19%
22%
21%
23%
21%
23%
20%
22%
22%
2007
2008
2009
2010
2011
2012
Willis
Peer Average

Willis

See important disclosures regarding Non-GAAP measures starting on page 18

Adjusted operating margins
Average 2007 – 2012 Willis  22% Peers  20%
Note:   Peer averages are based on Willis estimates using public information regarding insurance brokerage operations of AJG, AON, BRO, MMC

$275
$253
$419
$489
$439
$524
2007
2008
2009
2010
2011
2012

Willis

($ millions)
Dividends $185 million
Capex $135 million
Share buyback $100 million
M&A expenditures of $69 million

Strong cash flow from operations
$85 million increase in cash flow from operations in 2012
$500 million of cash and cash equivalents at December 31, 2012
2012 corporate/non-operating  uses of cash

3.8x
2.7x
2.5x
2.6x
2.6x
1.8x
2007
2008(a)
2009
2010
2011
2012

Willis

99
Debt / Adjusted EBITDA
Adjusted EBITDA $890 million in 2012, a decline of $22 million versus 2011
Debt outstanding $2.35 billion as at December 31, 2012
Further reduction of leverage ratio driven by improved operating performance and effective capital management
(a) Includes impact from acquisition of HRH as of 10/1/2008.
See important disclosures regarding Non-GAAP measures starting on page 18
Leverage ratios

SEGMENT OVERVIEWS

West
14%
South
17%
CAPPPS+
12%
Other
4%
Northeast
14%
Midwest
17%
Atlantic
22%

Willis

Extensive retail platform with Top 3
position in all major markets
Able to leverage industry and specialty
practice group expertise across Willis
network
Major practice groups include:
Employee Benefits (approximately 24%
of 2012 North America C&F)
Construction (approximately 14% of
2012 North America C&F)
Healthcare
Real Estate/Hospitality
Financial and Executive Risk
120 offices across Seven regions
Other includes Canada and Mexico
Segment overview
2012 North America C&F: $1.31 billion
See important disclosures regarding Non-GAAP measures starting on page 19

Willis North America overview
2012 commissions and fees – by region

Latin America
17%
Australasia
7%
South Africa
2%
Asia
9%
Eastern Europe
5%
Europe
42%
UK
18%

Willis

Segment overview
Retail operations in the United Kingdom,
Eastern and Western Europe, Asia
Pacific, the Middle East, South Africa
and Latin America
Provide services to businesses locally in
over 120 countries; leading positions in
UK, Scandinavia, China and Russia
Offices designed to grow business locally
around the world, making use of the
skills, industry knowledge and expertise
available within segment and elsewhere
in the Group
2012 International C&F: $1.03 billion
See important disclosures regarding Non-GAAP measures starting on page 19

Willis International overview
2012 commissions and fees – by region

Aerospace / Inspace 8%
Marine 8%
Construction 3%
Energy 5%
Finex 6%
Willis Faber & Dumas 17%
Willis Capital Markets 2%
Reinsurance 45%
Other 6%

Willis

Segment overview
Reinsurance
Willis Re
One of only three global reinsurance
brokers
Significant market share in major
markets, particularly marine and
aviation
Cutting edge analytical and advisory
services, including Willis Research
Network
Complete range of transactional
capabilities including, in conjunction
with Willis Capital Markets & Advisory,
risk transfer via the capital markets
2012 Global C&F: $1.12 billion
See important disclosures regarding Non-GAAP measures starting on page 19

Willis Global overview
2012 commissions and fees – by business

Aerospace / Inspace 8%
Marine 8%
Construction 3%
Energy 5%
Finex 6%
Other 6%
Willis Faber & Dumas 17%
Willis Capital Markets 2%
Reinsurance 45%

Willis

Segment overview
Global Specialties, with strong global
positions in:
Aerospace/Inspace
FINEX and Financial Solutions – political risks
and UK financial institutions
Marine
Energy
Construction
Willis Faber & Dumas includes:
Faber & Dumas -
wholesale brokerage including:
Glencairn Limited - provides access to London
& Bermuda markets
Niche – Fine Art, Jewelry and Specie,
Bloodstock and Kidnap & Ransom
Global Markets International
- provides
Willis Capital Markets & Advisory
Advises on M&A and capital markets products
See important disclosures regarding Non-GAAP measures starting on page 19

Willis Global overview (continued)
2012 Global C&F: $1.12 billion
access for retail clients to global markets
2012 commissions and fees – by business

APPENDIX

The Willis Cause

We thoroughly understand our clients' needs and their industries.

We develop client solutions with the best markets, price and terms.

We relentlessly deliver quality client service.

We get claims paid quickly.

…With Integrity.

Willis

See important disclosures regarding forward-looking statements on page 18 The Willis Cause 16

Important disclosures regarding forward-looking statements

This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934,
which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.
All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-
looking statements.
There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: the impact of any regional, national or global political, economic, business, competitive, market, environmental or regulatory conditions on our global business operations; the impact of current financial market conditions on our results of operations and financial condition, including as a result of those associated with the current
Eurozone crisis, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to implement and realize anticipated benefits of any operational change or any revenue generating initiatives; volatility or declines in insurance markets and premiums on which our commissions are based, but which we do not control; our ability to continue to manage our significant indebtedness; our ability to compete effectively in our industry, including the impact of our refusal to accept contingent commissions from carriers in the non-Human Capital areas of our retail brokerage business; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases and redemptions; the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long-term debt agreements that may restrict our ability to take these actions; any fluctuations in exchange and interest rates that could affect expenses and revenue; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; rating agency actions that could inhibit our ability to borrow funds or the pricing thereof; a significant decline in the value of investments that fund our pension plans or changes in our pension plan liabilities or funding obligations; our ability to achieve the expected strategic benefits of transactions, including any growth from associates; further impairment of the goodwill of one of our reporting units, in which case we may be required to record additional significant charges to earnings; our ability to receive dividends or other distributions in needed amounts from our subsidiaries; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax assets; changes in the tax or accounting treatment of our operations and fluctuations in our tax rate; any potential impact from the US healthcare reform legislation; our involvements in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting, advisory or reputational risks associated with non-core operations as well as the potential significant impact our non-core operations (including the Willis Capital Markets and Advisory operations) can have on our financial results; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; and the interruption or loss of our information processing systems or failure to maintain secure information systems.
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results.  For more information see the section entitled ‘‘Risk Factors’’ included in Willis’ Form 10-K for the year ended December 31, 2012 and our subsequent filings with the Securities and Exchange Commission. Copies are available online at http://www.sec.gov or www.willis.com.
Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.  Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.

Important disclosures regarding Non-GAAP measures
This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules. We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis.  These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed consolidated income statements and balance sheet as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC. Our method of calculating these non-GAAP financial measures may differ from other companies and therefore comparability may be limited.
Adjusted earnings per share (Adjusted EPS) is defined as adjusted net income per diluted share.
Adjusted net income is defined as net income, excluding certain items as set out on pages 21 and 22.
Adjusted operating income is defined as operating income, excluding certain items as set out on pages 19 and 20.
Adjusted operating margin is defined as the percentage of adjusted operating income to total revenues.
Adjusted EBITDA is defined as Adjusted operating income, excluding depreciation and amortization as set out on page 23
Organic commissions & fees growth excludes: (i) the impact of foreign currency translation; (ii) the first twelve months of net commission and fee revenues generated from acquisitions; (iii) the net commission and fee revenues related to operations disposed of in each period presented; (iv) in North America, legacy contingent commissions assumed as part of the HRH acquisition and that had not been converted into higher standard commission; and (v) investment income and other income from reported revenues, as set out on pages 25 and 26.
Reconciliations to GAAP measures are provided for selected non-GAAP measures.

Important disclosures regarding Non-GAAP measures (continued)
Operating Income to Adjusted Operating Income
See related footnotes on page 24

2007 2008 2009 2010 2011 2012
(In millions) FY FY FY FY FY FY
Operating Income $620 $503 $690 $753 $566 ($209)
Excluding:
Goodwill impairment charge
(a)
- - - - - 492
Write-off of unamortized cash retention awards
(b) - - - - - 200
2012 cash bonus accrual
(c) - - - - - 252
Insurance recovery
(d) - - - - - (10)
Write-off of uncollectible accounts receivable and
legal fees
(e)
- - - - 22 13
India JV settlement
(f) - - - - - 11
2011 Operational review
(g) - - - - 180 -
Financial Services Authority regulatory settlement
(h)
- - - - 11 -
Venezuela currency devaluation
(k) - - - 12 - -
Net (gain)/loss on disposal of operations (2) - (13) 2 (4) 3
Salaries and benefits - severance programs
(l) - 24 - - - -
Salaries and benefits – other
(m) - 42 - - - -
HRH integration costs
(n) - 5 18 - - -
Other operating expenses
(o) - 26 - - - -
Accelerated amortization of intangibles assets
(p)
- - 7 - - -
Redomicile costs
(q) - - 6 - - -
Adjusted Operating Income $618 $600 $708 $767 $775 $752
Operating Margin 24.0% 17.8% 21.2% 22.6% 16.4% (6.0%)
Adjusted Operating Margin 24.0% 21.2% 21.8% 23.0% 22.5% 21.6%

Important disclosures regarding Non-GAAP measures (continued)
Operating Income to Adjusted Operating Income
2011
(In millions) 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
Operating Income $239 $156 $90 $81 $317 $179 $70 ($775)
Excluding:
Goodwill impairment charge
(a) - - - - - - - 492
Write-off of unamortized cash retention awards
(b) - - - - - - - 200
2012 cash bonus accrual
(c) - - - - - - - 252
Insurance recovery
(d) - - - - - (5) - (5)
Write-off of uncollectible accounts receivable and
legal fees
(e)
- - - 22 13 - - -
India JV settlement
(f) 11 -
2011 Operational review
(g) 97 18 15 50 - - - -
Financial Services Authority regulatory settlement
(h) - 11 - - - - - -
Net (gain)/loss on disposal of operations (4) - - - - - 1 2
Adjusted Operating Income $332 $185 $105 $153 $330 $174 $82 $166
  Operating Margin 23.7% 18.1% 11.8% 9.9% 31.3% 21.3% 9.3% (89.0%)
  Adjusted Operating Margin 33.0% 21.5% 13.8% 18.7% 32.6% 20.7% 10.9% 19.1%
2012
See related footnotes on page 24

Important disclosures regarding Non-GAAP measures (continued)
Net Income to Adjusted Net Income
See related footnotes on page 24

2007 2008 2009 2010 2011 2012
(In millions, except per share data) FY FY FY FY FY FY
Net Income $409 $302 $434 $455 $203 ($446)
Excluding the following, net of tax:
Goodwill impairment charge
(a) - - - - - 458
Write-off of unamortized cash retention awards
(b)
- - - - - 138
2012 cash bonus accrual
(c)
- - - - - 175
Insurance recovery
(d) - - - - - (6)
Write-off of uncollectible accounts receivable and legal fees
(e) - - - - 13 8
India JV settlement
(f) - - - - - 11
2011 Operational review
(g)
- - - - 128 -
Financial Services Authority regulatory settlement
(h) - - - - 11 -
Deferred tax valuation allowance
(i) - - - - - 113
Make-whole amounts on repurchase and redemption of Senior
Notes and write-off of unamortized debt costs
(j)
- - - - 131 -
Net (gain)/loss on disposal of operations (2) - (11) 3 (4) 3
Venezuela currency devaluation
(k)
- - - 12 - -
Salaries and benefits - severance programs
(l) - 17 - - - -
Salaries and benefits – other
(m) - 30 - - - -
HRH financing (pre-close) and integration costs
(n) - 10 13 - - -
Other operating expenses
(o)
- 19 - - - -
Accelerated amortization of intangibles assets
(p) - - 4 - - -
Redomicile costs
(q) - - 6 - - -
Premium on early redemption of 2010 bonds
(r)
- - 4
- - -
Adjusted Net Income $407 $378 $450 $470 $482 $454
Diluted shares outstanding 147 148 169 171 176 176
Net income
per diluted share
Adjusted net income
per diluted share
$1.15
$2.74 $2.66
$2.66
$2.75
$2.57
$2.77
($2.58)
$2.58
$2.78 $2.04
$2.55

Important disclosures regarding Non-GAAP measures (continued)
Net Income to Adjusted Net Income
See related footnotes on page 24

(In millions, except per share data) 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
Net Income $35 $84 $60 $24 $225 $107 $26 ($804)
Excluding the following, net of tax:
Goodwill impairment charge
(a) - - - - - - - 458
Write-off of unamortized cash retention awards
(b)
- - - - - - - 138
2012 cash bonus accrual
(c)
- - - - - - - 175
Insurance recovery
(d) - - - - - (3) - (3)
Write-off of uncollectible accounts receivable and legal fees
(e)
- - - 13 8 - - -
India JV settlement
(f) - - - - - - 11
2011 Operational review
(g) 69 12 11 36 - - - -
Financial Services Authority regulatory settlement
(h)
- 11 - - - - - -
Deferred tax valuation allowance
(i) - - - - - - - 113
Net (gain)/loss on disposal of operations (4) - - - - - 1 2
Make-whole amounts on repurchase and redemption of
Senior Notes and write-off of unamortized debt costs
(j)
124 - 1 6 - - - -
Adjusted Net Income $224 $107 $72 $79 $233 $104 $38 $79
Diluted shares outstanding 174 176 176 176 176 176 175 175
Net income
per diluted share
Adjusted net income
per diluted share
$1.28
2011
$0.41 $1.29
$0.20 $0.14
$0.45
$0.48
$0.61
$0.34
$0.22 $1.32
2012
(4.65)
$0.45
$0.61
$0.59
$0.15

Important disclosures regarding Non-GAAP measures (continued)
Adjusted EBITDA and Debt/Adjusted EBITDA
See related footnotes on page 24

2007 2008 2009 2010 2011 2012
(In millions) FY FY FY FY FY FY
Operating Income $620 $503 $690 $753 $566 ($209)
Excluding:
Goodwill impairment charge
(a) - - - - - 492
Write-off of unamortized cash retention awards
(b)
- - - - - 200
2012 cash bonus accrual
(c) - - - - - 252
Insurance recovery
(d) - - - - - (10)
Write-off of uncollectible accounts receivable and
legal fees
(e)
- - - - 22 13
India JV settlement
(f) - - - - - 11
2011 Operational review
(g)
- - - - 180 -
Financial Services Authority regulatory settlement
(h) - - - - 11 -
Venezuela currency devaluation
(k) - - - 12 - -
Net (gain)/loss on disposal of operations (2) - (13) 2 (4) 3
Salaries and benefits - severance programs
(l) - 24 - - - -
Salaries and benefits – other
(m)
- 42 - - - -
HRH integration costs
(n) - 5 18 - - -
Other operating expenses
(o) - 26 - - - -
Accelerated amortization of intangibles assets
(p)
- - 7 - - -
Redomicile costs
(q) - - 6 - - -
Adjusted Operating Income $618 $600 $708 $767 $775 $752
Add back
Depreciation 52 54 64 63 69 79
Amortization of intangibles 14 36 93 82 68 59
Adjusted EBITDA $684 $690 $865 $912 $912 $890
Debt 1,250 2,650 2,374 2,267 2,369 2,353
Debt / Adjusted EBITDA 1.8x 3.8x 2.7x 2.5x 2.6x 2.6x

Important disclosures regarding Non-GAAP measures (continued)
Notes to the GAAP to non-GAAP reconciliations

(a)
Impairment charge to reduce carrying value of North America segment goodwill.
(b)
Charge to write-off unamortized balance of past cash retention awards
(c)
Accrual for 2012 bonuses to be paid in 2013
(d)
Insurance recovery related to previously disclosed improperly recorded revenue in Chicago
(e)
Write-off of uncollectible accounts receivable  balance, together with associated legal costs, related to a fraudulent overstatement of Commissions and Fees from the years 2004 to 2011, in a stand-alone North America business.
(f)
Settlement with former partners related to the termination of a joint venture arrangement in India. In the third quarter of 2012, a $1 million loss on disposal of operations was recorded related to this termination.
(g)
$180 million pre-tax charge in FY2011 relating to the 2011 operational review,  including $98 million of severance costs relating to the elimination of approximately 1,200 positions in FY2011.
(h)
Regulatory settlement with the Financial Services Authority (FSA).
(i)
Valuation allowance against deferred tax assets
(j)
Make-whole amounts on repurchase and redemption of Senior Notes and write-off of unamortized debt costs
(k)
With effect from January 1, 2010, the Venezuelan economy was designated as hyper-inflationary. The Venezuelan government also devalued the Bolivar
Fuerte in January 2010. As a result of these actions, the Company recorded a one-time charge in other expenses to reflect the re-measurement of its net assets denominated in Venezuelan Bolivar Fuerte.
(l)
Severance costs excluded from adjusted operating income and adjusted net income in 2008 relate to approximately 350 positions through the year ended
December 31, 2008 that were eliminated as part of the 2008 expense review. Severance costs also arise in the normal course of business and these charges (pre-tax) amounted to $24 million and $2 million for the years ended December 31, 2009 and 2008, respectively.
(m)
Other 2008 expense review salaries and benefits costs relate primarily to contract buyouts.
(n)
2009 HRH integration costs include $nil million severance costs ($2 million in 2008).
(o)
Other operating expenses primarily relate to property and systems rationalization.
(p)
The charge for the accelerated amortization for intangibles relates to the HRH brand name.  Following the successful integration of HRH into our North
American operations, we announced on October 1, 2009 that our North America retail operations would change their name from Willis HRH to Willis North
America.  Consequently, the intangible asset recognized on the acquisition of HRH relating to the HRH brand has been fully amortized.
(q)
These are legal and professional fees incurred as part of the Company’s redomicile of its parent Company from Bermuda to Ireland.
(r)
On September 29, 2009 we repurchased $160 million of our 5.125 percent Senior Notes due July 2010 at a premium of $27.50 per $1,000 face value, resulting in a total premium on redemption, including fees, of  $5 million.

Commissions and Fees Analysis
Important disclosures regarding Non-GAAP measures (continued)

2012 2011 Change
Foreign
currency
translation
Acquisitions
and
disposals
Contingent
Commissions
Organic
commissions
and fees
growth
(a)
($ millions) % % %
% %
Three months ended
December 31, 2012
Global $237 $213 11.3 (0.3) - - 11.6
North America
(b)
331 316 4.7 (0.3) - - 5.0
International 299 281 6.4 (1.0) - - 7.4
Commissions and Fees $867 $810 7.0 (0.5) - - 7.5
Twelve months ended
December 31, 2012
Global $1,124 $1,073 4.8 (1.3) - - 6.1
North America
(b)
1,306 1,314 (0.6) - - - (0.6)
International 1,028 1,027 0.1 (4.8) - - 4.9
Commissions and Fees $3,458 $3,414 1.3 (1.8) - - 3.1
(a)
Organic commission and fees growth excludes: (i) the impact of foreign currency translation; (ii) the first twelve months of net commission and fee revenues generated from acquisitions; (iii) the net commission and fee revenues related to operations disposed of in each period presented; (iv) in North America, legacy contingent commissions assumed as part of HRH acquisition and that had not been converted into higher standard commission; and (v) investment income and other income from reported revenues
(b) Included in North America reported commissions and fees were legacy HRH contingent commissions of $nil in the fourth quarter of 2012  and the fourth quarter of 2011 and $2 million in 2012 compared with $5 million in 2011.

(a) Included in North America reported commissions and fees were legacy HRH contingent commissions of $5 million in 2011 compared with $11 million in 2010 and $27 million in 2009.
Important disclosures regarding Non-GAAP measures (continued)
Commissions and Fees Analysis
2011 2010 Change
Foreign
currency
translation
Acquisitions
and
disposals
Contingent
Commissions
Organic
commissions
and fees
growth
($ millions) % % %
% %
2011 Full year
Global $1,073 $987 8.7 2.0 - - 6.7
North America
(a) 1,314 1,369 (4.0) - (0.4) - (3.6)
International 1,027 937 9.6 4.8 - - 4.8
Commissions and Fees $3,414 $3,293 3.7 2.1 (0.2) - 1.8
2010 2009 Change
Foreign
currency
translation
Acquisitions
and
disposals
Contingent
Commissions
Organic
commissions
and fees
growth
($ millions) % % % %
%
2010 Full year
Global $987 $921 7.2 - - - 7.2
North America
(a) 1,369 1,381 (0.9) 0.2 - (1) -
International 937 898 4.3 (1.8) 0.8 - 5.3
Commissions and Fees $3,293 $3,200 2.9 (0.8) - - 3.7

WILLIS GROUP HOLDINGS WILLIS GROUP HOLDINGS Fact Book Fourth Quarter 2012 March 2013 WILLIS GROUP HOLDINGS